SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: August 31, 2006

SHINE HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

COLORADO	000-09352	76-1675704
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification #)

2500 Regency Parkway, Suite 224, Cary, North Carolina 27511
(Address of Principal Executive Offices)

919-854-3014
(Registrant’s telephone number, including area code)

2500 Regency Parkway, Suite 224, Cary, NC 27511
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document contains 2 pages.

Item 5.02	Election of Director

On August 31, 2006 Brett S. Swailes accepted the position of Chief Executive Officer of Shine Holdings, Inc., and the position of Chairman of the Board of Directors. Compensation is scheduled to be $60,000 annually, along with a bonus of 5% of pre-tax profits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2006

By: /s/Brett S. Swailes
Brett S. Swailes
Chief Executive Officer